EXHIBIT 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
In connection with the Quarterly Report of P.F. Chang’s on Form 10-Q for the quarter ended April 4, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Robert T. Vivian, Co-Chief Executive Officer of P.F. Chang’s China Bistro, Inc. (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
1)	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ ROBERT T. VIVIAN
Robert T. Vivian
April 28, 2010	Co-Chief Executive Officer